NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $13,774.20
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $11,154.97
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $490.06
- Mortality & Expense Charge****         $128.40
+ Hypothetical Rate of Return*****      ($139.81)
                                       ---------
=                                        $13,774 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                 COI
            -----                 ---

              1                  $35.79
              2                  $35.79
              3                  $35.80
              4                  $35.81
              5                  $35.82
              6                  $35.83
              7                  $35.84
              8                  $35.85
              9                  $35.86
             10                  $35.87
             11                  $35.88
             12                  $35.89

             Total              $430.06

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($11.94)
             2              ($11.89)
             3              ($11.83)
             4              ($11.78)
             5              ($11.73)
             6              ($11.68)
             7              ($11.62)
             8              ($11.57)
             9              ($11.52)
            10              ($11.47)
            11              ($11.42)
            12              ($11.36)

            Total          ($139.81)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $13,774.20
- Year 5 Surrender Charge              $2,605.00
                                      ----------
=                                        $11,169 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $16,567.68
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $13,011.60
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $485.88
- Mortality & Expense Charge****         $145.15
+ Hypothetical Rate of Return*****       $809.60
                                      ----------
=                                        $16,568 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                COI
            -----                ---

              1                 35.50
              2                 35.50
              3                 35.50
              4                 35.50
              5                 35.49
              6                 35.49
              7                 35.49
              8                 35.49
              9                 35.48
             10                 35.48
             11                 35.48
             12                 35.48

             Total            $425.88

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

            Month             Interest
            -----             --------

              1                $67.13
              2                $67.19
              3                $67.25
              4                $67.31
              5                $67.37
              6                $67.44
              7                $67.50
              8                $67.56
              9                $67.62
             10                $67.68
             11                $67.74
             12                $67.80

             Total            $809.60

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $16,567.68
- Year 5 Surrender Charge              $2,605.00
                                      ----------
=                                        $13,963 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $19,845.69
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $15,104.85
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $481.07
- Mortality & Expense Charge****         $164.03
+ Hypothetical Rate of Return*****     $2,008.44
                                      ----------
=                                        $19,846 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month               COI
            -----               ---

              1                $35.18
              2                $35.17
              3                $35.15
              4                $35.13
              5                $35.12
              6                $35.10
              7                $35.08
              8                $35.06
              9                $35.05
             10                $35.03
             11                $35.01
             12                $34.99

             Total            $421.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------

             1                $161.98
             2                $162.93
             3                $163.89
             4                $164.86
             5                $165.84
             6                $166.83
             7                $167.82
             8                $168.82
             9                $169.83
            10                $170.85
            11                $171.88
            12                $172.91

            Total           $2,008.44

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $19,845.69
- Year 5 Surrender Charge              $2,605.00
                                      ----------
=                                        $17,241 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $12,361.91
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $10,069.88
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $841.25
- Mortality & Expense Charge****         $116.92
+ Hypothetical Rate of Return*****      ($127.31)
                                      ----------
=                                        $12,362 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month               COI
            -----               ---

              1                $62.47
              2                $62.50
              3                $62.52
              4                $62.54
              5                $62.57
              6                $62.59
              7                $62.62
              8                $62.64
              9                $62.66
             10                $62.69
             11                $62.71
             12                $62.74

             Total            $751.25

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------

             1               ($11.02)
             2               ($10.95)
             3               ($10.87)
             4               ($10.80)
             5               ($10.72)
             6               ($10.65)
             7               ($10.57)
             8               ($10.50)
             9               ($10.42)
            10               ($10.35)
            11               ($10.27)
            12               ($10.20)

            Total           ($127.31)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $12,361.91
- Year 5 Surrender Charge              $2,605.00
                                      ----------
=                                         $9,757 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $14,947.35
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $11,797.65
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $834.50
- Mortality & Expense Charge****         $132.53
+ Hypothetical Rate of Return*****       $739.24
                                      ----------
=                                        $14,947 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month               COI
           -----               ---

             1                $62.01
             2                $62.02
             3                $62.02
             4                $62.03
             5                $62.03
             6                $62.04
             7                $62.04
             8                $62.05
             9                $62.05
            10                $62.06
            11                $62.06
            12                $62.07

            Total            $744.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month              Interest
           -----              --------

             1                 $62.03
             2                 $61.95
             3                 $61.88
             4                 $61.80
             5                 $61.72
             6                 $61.64
             7                 $61.57
             8                 $61.49
             9                 $61.41
            10                 $61.33
            11                 $61.25
            12                 $61.17

            Total             $739.24

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $14,947.35
- Year 5 Surrender Charge              $2,605.00
                                      ----------
=                                        $12,342 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $17,988.92
                     = $250,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $13,749.57
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $826.73
- Mortality & Expense Charge****         $150.17
+ Hypothetical Rate of Return*****     $1,838.76
                                      ----------
=                                        $17,989 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month               COI
            -----               ---

              1                $61.50
              2                $61.48
              3                $61.46
              4                $61.44
              5                $61.42
              6                $61.40
              7                $61.39
              8                $61.37
              9                $61.35
             10                $61.33
             11                $61.31
             12                $61.29

             Total            $736.73

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

            Month            Interest
            -----            --------

              1               $149.82
              2               $150.42
              3               $151.03
              4               $151.64
              5               $152.26
              6               $152.89
              7               $153.51
              8               $154.15
              9               $154.79
             10               $155.43
             11               $156.08
             12               $156.73

             Total          $1,838.76

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =

Year 5 Policy Value                 $17,988.92
- Year 5 Surrender Charge            $2,605.00
                                    ----------
=                                      $15,384  (rounded to the nearest dollar)